                                   Exhibit 4
                                     to the
                          Annual Report on Form 10-KSB
                                      for
                         the year ended April 30, 1996
                                      for
                         Advantage Life Products, Inc.


                     Extension Agreement with Roscom, Ltd.

                              EXTENSION AGREEMENT



         Extension Agreement, effective as of August 31, 1996, by and by and between Advantage Life Products, Inc., a Delaware corporation whose principal place of business is 13902 N. Dale Mabry Blvd., Suite 119, Tampa, Florida 33618 (the "Company") and Roscom, Ltd., a foreign corporation, whose address is Dunston House, Dunston Road, Sheepbridge, Chesterfield, Derbyshire S41 9QD, United Kingdom ("Roscom").


                             BACKGROUND INFORMATION


         During 1995, the Company sold 2,000,000 shares of its common stock (the "Shares") to Roscom in exchange for $200,000 cash and a promissory note in the original principal amount of $1,300,000 (the "Note"). As security for the payment of the amounts due under the Note, Roscom pledged the Shares to the Company. The Company and Roscom, effective August 31, 1996, agreed to amend the Note by extending the maturity date of the Note until August 31, 1997 provided that Roscom would pledge additional collateral for the Note to the Company. Accordingly, in consideration of the foregoing, the parties hereto agree as follows:



                              OPERATIVE PROVISIONS


         1. Extension of the Maturity Date of the Note. The maturity date of the Note is extended to August 31, 1997.

         2. Stock Pledge Agreement. As additional collateral for the Note, Roscom agrees to deliver to the Company 300,000 shares of the common stock of Med-Vax Technologies, Inc. (the "Med-Vax Shares"), to be held by the Company pursuant to the terms of the Stock Pledge Agreement between the Company and Roscom, executed in 1995. Roscom owns the Med-Vax Shares free and clear of all liens and liabilities.


         3.      Miscellaneous.

         a. This Extension Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Extension Agreement shall be governed by and construed in accordance with the laws of the State of Florida, without giving effect to conflict of laws.

         b. The Company and Roscom irrevocably consent to the jurisdiction of the courts of the State of Florida and of any federal court located in such State in connection with any





                                    10.3B
action or proceeding arising out of or relating to this Extension Agreement, the Note, the Stock Pledge Agreement or any document or instrument delivered pursuant to, in connection with, or simultaneously with this Extension Agreement.

         c. Venue for all purposes shall be deemed to lie in Hillsborough County, Florida.


         In witness whereof, the parties hereto have caused this Extension Agreement to be duly executed effective as of the day and year first above written.


                                ADVANTAGE LIFE PRODUCTS, INC.


                                By: /s/ Alan S. Lipstein
                                    -------------------------------
                                    Alan S. Lipstein
                                    President and Chief Executive Officer



                                R0SCOM, LTD.



                                By: /s/
                                    --------------------------------
                                Its:
                                    --------------------------------

                                   Exhibit 5
                                     to the
                          Annual Report on Form 10-KSB
                                      for
                         the year ended April 30, 1996
                                      for
                         Advantage Life Products, Inc.


               Extension Agreement with Vietri Investments, Ltd.

                              EXTENSION AGREEMENT




         Extension Agreement, effective as of August 31, 1996, by and by and between Advantage Life Products, Inc., a Delaware corporation whose principal place of business is 13902 N. Dale Mabry Blvd., Suite 119, Tampa, Florida 33618 (the "Company") and Vietri Investments, whose address is 17 Bond, St. Helier, Jersey, Channel Islands ("Vietri").


                             BACKGROUND INFORMATION


         During 1995, the Company sold 2,000,000 shares of its common stock (the "Shares") to Vietri in exchange for $200,000 cash and a promissory note in the original principal amount of $1,300,000 (the "Note"). As security for the payment of the amounts due under the Note, Vietri pledged the Shares to the Company. The Company and Vietri, effective August 31, 1996, agreed to amend the Note by extending the maturity date of the Note until August 31, 1997 provided that Vietri would pledge additional collateral for the Note to the Company. Accordingly, in consideration of the foregoing, the parties hereto agree as follows:



                              OPERATIVE PROVISIONS


         1. Extension of the Maturity Date of the Note. The maturity date of the Note is extended to August 31, 1997.

         2. Stock Pledge Agreement. As additional collateral for the Note, Vietri agrees to deliver to the Company 300,000 shares of the common stock of Prentice Capital, Inc. (the "Prentice Capital Shares"), to be held by the Company pursuant to the terms of the Stock Pledge Agreement between the Company and Vietri, executed in 1995. Vietri owns the Prentice Capital Shares free and clear of all liens and liabilities.


         3.      Miscellaneous.

         a. This Extension Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Extension Agreement shall be governed by and construed in accordance with the laws of the State of Florida, without giving effect to conflict of laws.

         b. The Company and Vietri irrevocably consent to the jurisdiction of the courts of the State of Florida and of any federal court located in such State in connection with any action





                                     10.39
or proceeding arising out of or relating to this Extension Agreement, the Note, the Stock Pledge Agreement or any document or instrument delivered pursuant to, in connection with, or simultaneously with this Extension Agreement.

         c. Venue for all purposes shall be deemed to lie in Hillsborough County, Florida.


         In witness whereof, the parties hereto have caused this Extension Agreement to be duly executed effective as of the day and year first above written.


                                        ADVANTAGE LIFE PRODUCTS, INC.


                                        By:/s/ Alan S. Lipstein
                                           -------------------------------
                                           President and Chief Executive Officer




                                        VIETRI, LTD.




                                        By: /s/
                                            ---------------------------------
                                        Its:
                                            ---------------------------------




                                       2